Muzinich High Income Floating Rate Fund
(Class A, Institutional and Supra Institutional shares)

Muzinich U.S. High Yield Corporate Bond Fund
(Class A, Institutional and Supra Institutional shares)

Muzinich Credit Opportunities Fund
(Class A, Institutional and Supra Institutional shares)

Supplement dated April 30, 2014 to
Prospectus dated April 30, 2014

Please note that certain Funds or specific Fund classes may not be immediately available for purchase.  Contact Samuel Zona at 212-888-3413 to determine if the Fund or Class you would like to purchase is available.

Please retain this Supplement with the Prospectus.